UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 18, 2025

Date of Report (Date of earliest event reported)

ABBOTT LABORATORIES

(Exact name of registrant as specified in charter)

Illinois	1-2189	36-0698440
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

100 Abbott Park Road

Abbott Park, Illinois 60064-6400

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (224) 667-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, Without Par Value	ABT	New York Stock Exchange NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

On November 18, 2025, Abbott Laboratories (“Abbott”) received a notice from the plan administrator of the Abbott Laboratories Stock Retirement Plan (“U.S. Plan”) and the Abbott Laboratories Stock Retirement Plan (Puerto Rico) (“P.R. Plan”; collectively, the “Plans”) pursuant to Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974 regarding a blackout period (the “Blackout Period”) under the Plans. The Blackout Period is required because the Plans are making certain administrative changes, including changing the recordkeeper, changing the trustee for certain funds of the U.S. Plan, and changing the custodian of certain funds of the P.R. Plan.

During the Blackout Period, Plan participants will be unable to engage in transactions involving the assets held in their Plan accounts, including changing contribution rates, directing or diversifying investments (including investments in Abbott common shares), or obtaining a Plan loan, withdrawal, or distribution.

As described more fully in the Notice (as defined below), the Blackout Period is expected to begin on December 24, 2025 at 12 p.m. CST and expected to end during the week of January 11, 2026. During the Blackout Period and for two years after the ending date of the Blackout Period, a security holder or other interested person may obtain, without charge, information regarding the Blackout Period, including the actual beginning and ending dates of the Blackout Period, by submitting a request to Abbott Laboratories, 100 Abbott Park Road, Abbott Park, Illinois 60064, Attn: Divisional Vice President, Compensation and Benefits; (224) 667-6100.

On November 21, 2025, Abbott sent a notice to its directors and executive officers (the “Notice”) informing them of the Blackout Period and the restrictions on trading in Abbott common shares that apply to them during the Blackout Period, pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR. A copy of the Notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Exhibit

99.1	Notice provided to directors and executive officers of Abbott Laboratories on November 21, 2025.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES

Date: November 21, 2025	By:	/s/ Philip P. Boudreau
Philip P. Boudreau
Executive Vice President, Finance and Chief Financial Officer